Exhibit 99.1
Retail Ventures, Inc. Reports Third Quarter Operating Results
Columbus, Ohio, December 13, 2007/PRNewswire/ — Retail Ventures, Inc. (NYSE: RVI) today announced its consolidated financial results for the third quarter ended November 3, 2007.
•	Total sales for the three months ended November 3, 2007 were $787.8 million compared to $787.6 million for the three months ended October 28, 2006. The Company’s same store sales decreased 7.3% for the comparable three month period.

	Three months ended
	November 3,	October 28,
	2007	2006
	(in thousands)
Total Sales:
Value City	$298,447	$341,205
DSW	367,380	332,219
Filene’s Basement	122,014	114,195

	$787,841	$787,619

Comparable Sales Percentage:
Value City	(13.4)%	1.4%
DSW	(3.0)%	2.6%
Filene’s Basement	1.2%	4.5%

	(7.3)%	2.3%

•	Total sales for the nine months ended November 3, 2007 increased 3.7% to $2.27 billion from $2.19 billion for the nine months ended October 28, 2006. The Company’s same store sales decreased 4.2% for the comparable nine month period.

	Nine months ended
	November 3,	October 28,
	2007	2006
	(in thousands)
Total Sales:
Value City	$854,777	$945,994
DSW	1,073,095	950,008
Filene’s Basement	346,776	297,638

	$2,274,648	$2,193,640

Comparable Sales Percentage:
Value City	(10.0)%	0.6%
DSW	(0.5)%	3.0%
Filene’s Basement	3.3%	4.8%

	(4.2)%	2.1%

•	Net income for the three months ended November 3, 2007 was $68.2 million, or $1.40 per share on a basic basis and $1.20 per share on a diluted basis, compared to a net loss of $34.1 million, or a negative $0.72 per share on a basic and diluted basis in the third quarter last year.
•	Net income for the nine months ended November 3, 2007 was $177.2 million, or $3.69 per share on a basic basis and $3.04 per share on a diluted basis, compared to a net loss of $115.0 million, or a negative $2.59 per share on a basic and diluted basis for the nine months ended October 28, 2006.
     The Company believes the non-cash accounting charge associated with the change in fair value of derivative instruments is not directly related to its retail operations and is therefore providing supplemental adjusted results that exclude this item. This non-GAAP financial measure should facilitate analysis by investors and others who follow the Company’s financial performance. A reconciliation of non-GAAP results follows:

	Three months ended		Nine months ended
	November 3,	October 28,	November 3,	October 28,
	2007	2006	2007	2006
	(in thousands, except per share amounts)
Operating profit (loss):
Non-GAAP operating profit	$10,260	$15,782	$20,077	$42,263
Change in fair value of derivative instruments	91,347	(30,574)	228,680	(110,726)

GAAP operating profit (loss):	101,607	(14,792)	248,757	(68,463)

Net income (loss):
Non-GAAP net loss	(23,125)	(3,500)	(51,500)	(4,297)
Change in fair value of derivative instruments	91,347	(30,574)	228,680	(110,726)

GAAP net income (loss):	68,222	(34,074)	177,180	(115,023)

Basic income (loss) per share:
Non-GAAP basic loss per share	(0.48)	(0.07)	(1.07)	(0.09)
Change in fair value of derivative instruments	1.88	(0.65)	4.76	(2.50)

GAAP basic income (loss) per share:	1.40	(0.72)	3.69	(2.59)

Diluted income (loss) per share:
Non-GAAP diluted loss per share	(0.48)	(0.07)	(1.07)	(0.09)
Change in weighted average shares outstanding due to Non-GAAP net loss	0.07	0.00	0.19	0.00
Change in fair value of derivative instruments	1.61	(0.65)	3.92	(2.50)

GAAP diluted income (loss) per share:	$1.20	$(0.72)	$3.04	$(2.59)

Retail Ventures, Inc. is a leading off-price retailer operating as of November 3, 2007, 113 Value City Department Stores in the Midwest, mid-Atlantic and southeastern United States, 36 Filene’s Basement stores in major metropolitan areas in the Northeast and Midwest and 250 DSW stores located in major metropolitan areas throughout the United States. DSW also supplies shoes, under supply arrangements, to 339 locations for other non-related retailers in the United States.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Any statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our future financial performance in fiscal 2007 and beyond to differ materially from those expressed or implied in any such forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of the Company’s latest quarterly or annual report, as filed with the SEC. These factors include, but are not limited to: uncertainty as to whether we will consummate a significant transaction for Value City or instead discontinue its operations, and the ability of RVI to continue to meet its obligations and continue operations in the event of a significant transaction or discontinuance of Value City operations; whether the outcome of the Value City strategic analysis will create an event of default or accelerate our obligations under the PIES or the VCDS Revolving Loan; our success in opening and operating new stores on a timely and profitable basis; maintaining good relationships with our vendors; our ability to anticipate and respond to fashion trends; fluctuation of our comparable store sales and quarterly financial performance; disruption of our distribution operations; our dependence on DSW Inc. for key services; failure to retain our key executives or attract qualified new personnel; our competitiveness with respect to style, price, brand availability and customer service; declining general economic conditions; risks inherent to international trade with countries that are major manufacturers of apparel and footwear; and security risks related to the electronic processing and transmission of confidential customer information. Additional factors that could cause our actual results to differ materially from our expectations are described in the Company’s latest annual or quarterly report, as filed with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.
SOURCE: Retail Ventures, Inc.
Contact: Jim McGrady, Chief Financial Officer — (614) 478-2208

RETAIL VENTURES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	November 3,	February 3,	October 28,
	2007	2007	2006
ASSETS
Cash and equivalents	$145,722	$160,221	$184,026
Restricted cash	255	511	500
Short-term investments	94,700	98,650	75,350
Accounts receivable, net	17,866	20,558	26,515
Inventories	656,412	545,584	643,976
Prepaid expenses and other assets	43,375	36,686	33,442
Deferred income taxes	43,620	25,737	85,780

Total current assets	1,001,950	887,947	1,049,589

Property and equipment, net	317,905	279,909	266,907
Goodwill	25,899	25,899	25,899
Tradenames and other intangibles, net	31,822	34,976	36,034
Deferred income taxes and other assets	35,301	38,486	11,493

Total assets	$1,412,877	$1,267,217	$1,389,922

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable, net	$310,868	$217,336	$317,664
Accrued expenses	153,250	179,007	193,328
Warrant liability	50,690	216,400	174,267
Current maturities of long-term obligations	882	765	715

Total current liabilities	515,690	613,508	685,974

Long-term obligations, net of current maturities	317,340	265,783	271,033
Conversion feature of long-term debt		62,770	39,673
Deferred income taxes and other noncurrent liabilities	122,090	95,108	143,635
Minority interest	159,272	138,428	131,859
Total shareholders’ equity	298,485	91,620	117,748

Total liabilities and shareholders’ equity	$1,412,877	$1,267,217	$1,389,922

RETAIL VENTURES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(unaudited)

	Three months ended		Nine months ended
	November 3,	October 28,	November 3,	October 28,
	2007	2006	2007	2006
Net Sales	$787,841	$787,619	$2,274,648	$2,193,640
Cost of sales	(479,020)	(472,090)	(1,387,233)	(1,312,535)

Gross profit	308,821	315,529	887,415	881,105
Selling, general and administrative expenses	(301,711)	(301,939)	(875,823)	(844,256)
Change in fair value of derivative instruments	91,347	(30,574)	228,680	(110,726)
License fees and other income	3,150	2,192	8,485	5,414

Operating profit (loss)	101,607	(14,792)	248,757	(68,463)
Interest expense, net	(3,518)	(9,962)	(10,185)	(14,797)

Income (loss) before income taxes and minority interest	98,089	(24,754)	238,572	(83,260)
Provision for income taxes	(21,572)	(3,411)	(41,910)	(13,730)

Income (loss) before minority interest	76,517	(28,165)	196,662	(96,990)
Minority interest	(8,295)	(5,909)	(19,482)	(18,033)

Net income (loss)	$68,222	$(34,074)	$177,180	$(115,023)

Basic and diluted income (loss) per share:
Basic	$1.40	$(0.72)	$3.69	$(2.59)
Diluted	$1.20	$(0.72)	$3.04	$(2.59)

Shares used in per share calculations:
Basic	48,616	47,053	48,014	44,376
Diluted	56,655	47,053	58,267	44,376

Same store sales:
Value City	(13.4)%	1.4%	(10.0)%	0.6%
DSW	(3.0)%	2.6%	(0.5)%	3.0%
Filene’s Basement	1.2%	4.5%	3.3%	4.8%

Total	(7.3)%	2.3%	(4.2)%	2.1%

Store and supply arrangement locations count at end of period:
Value City			113	113
DSW			250	215
Filene’s Basement			36	30

			399	358

Supply arrangement locations			339	225

Total			738	583

SOURCE: Retail Ventures, Inc.

The tables below present segment information for the three and nine months ended November 3, 2007 and October 28, 2006.

			Filene’s		Intersegment
	Value City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Three months ended November 3, 2007
Net Sales	$298,447	$367,380	$122,014			$787,841
Operating (loss) profit	(19,368)	34,805	(5,177)	$91,347		101,607
Depreciation and amortization	5,607	6,277	3,023	916		15,823
Interest expense (income), net	2,972	(1,533)	1,841	238		3,518
Benefit (provision) for income taxes	8,130	(13,906)	2,577	(18,373)		(21,572)

Capital expenditures	735	30,853	5,416	(746)		36,258

As of November 3, 2007
Total assets	$397,262	$680,734	$202,606	$411,158	$(278,883)	$1,412,877

			Filene’s		Intersegment
	Value City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Three months ended October 28, 2006
Net Sales	$341,205	$332,219	$114,195			$787,619
Operating (loss) profit	(11,343)	25,224	1,901	$(30,574)		(14,792)
Depreciation and amortization	6,100	4,409	2,170	635		13,314
Interest expense (income), net	7,933	(1,563)	2,876	716		9,962
Benefit (provision) for income taxes	8,290	(10,786)	(717)	(198)		(3,411)

Capital expenditures	2,068	9,309	6,205	419		18,001

As of February 3, 2007
Total assets	$438,899	$603,785	$175,287	$328,208	$(278,962)	$1,267,217

			Filene’s		Intersegment
	Value City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Nine months ended November 3, 2007
Net Sales	$854,777	$1,073,095	$346,776			$2,274,648
Operating (loss) profit	(44,282)	80,349	(15,990)	$228,680		248,757
Depreciation and amortization	17,170	17,151	9,734	2,477		46,532
Interest expense (income), net	9,023	(5,200)	5,421	941		10,185
Benefit (provision) for income taxes	19,392	(32,852)	7,633	(36,083)		(41,910)

Capital expenditures	823	70,074	14,688	(762)		84,823

			Filene’s		Intersegment
	Value City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Nine months ended October 28, 2006
Net Sales	$945,994	$950,008	$297,638			$2,193,640
Operating (loss) profit	(31,038)	76,210	(2,909)	$(110,726)		(68,463)
Depreciation and amortization	18,597	14,201	6,336	1,937		41,071
Interest expense (income), net	12,407	(4,862)	4,979	2,273		14,797
Benefit (provision) for income taxes	16,485	(32,211)	2,194	(198)		(13,730)

Capital expenditures	6,839	21,798	9,783	(1,170)		37,250